NUVEEN MINNESOTA MUNICIPAL BOND FUND

SUPPLEMENT DATED MARCH 3, 2021

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED SEPTEMBER 30, 2020

Class C1 and Class C2 shares of the Fund will be converted to Class A shares of the Fund at the close of business on June 4, 2021. Therefore, Class C1 and Class C2 shares of the Fund will no longer be available after that date.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS AND/OR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-CC1C2P-0321P